Exhibit 99.1

AMENDED AND RESTATED

WAIVER AND MODIFICATION AGREEMENT

This Amended and Restated Waiver and Modification Agreement (this “Agreement”) dated as of October ___, 2005, is made with reference to (a) the Credit Agreement dated as of February 27, 2003, by and among NEW HORIZONS WORLDWIDE, INC., a Delaware corporation (“Borrower”), the lenders that are party thereto (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Administrative Agent”), as administrative agent for the Lenders (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), (b) the Third Amendment to Credit Agreement, dated as of July 25, 2005, by and among Borrower, the Lenders and the Administrative Agent (“Amendment No. 3”), and (c) the Waiver and Modification Agreement dated as of August 24, 2005 by and among Borrower, the Lenders and the Administrative Agent (the “Original Modification Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth for such terms in the Credit Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and benefits contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower, the Lenders and the Administrative Agent agree as follows:

1. Delivery Requirements; Waiver of Default. Pursuant to the terms of Amendment No. 3 and Annex III attached thereto (“Annex III”), Borrower covenanted and agreed to deliver to the Administrative Agent, on or prior to August 15, 2005, the “Existing Financial Information” described in box 4 of Annex III (collectively, the “Defaulted Financial Statements”). Pursuant to the terms of the Original Modification Agreement, the Lenders extended the delivery times for the Defaulted Financial Statements to the dates set forth therein. In each of Amendment No. 3 and the Original Modification Agreement, Borrower further agreed that the failure to satisfy the delivery requirement for the Defaulted Financial Statements would constitute an Event of Default under the Credit Agreement. Borrower now acknowledges and agrees that such requirements have not been satisfied as of the date hereof and that, as a result thereof, an Event of Default has occurred and remains continuing under the Credit Agreement (the “Existing Default”). Subject to the terms and conditions set forth herein, the Lenders hereby unconditionally and irrevocably waive the Existing Default.

2. Modification – Delivery Requirements. Section 12 of Amendment No. 3 is hereby amended in full to read as follows:

“12. Additional Covenant – Delivery Requirements. The Borrower hereby covenants and agrees to deliver to the Administrative Agent, (a) on or prior to March 31, 2006, the Existing Financial Information (as defined in Annex III hereto) described in box 4 of Annex III; provided, however, that the report of independent public accountants required thereby shall NOT be required to be “unqualified”; (b) on or prior to March 31, 2006, the Existing Financial Information referred to in box 2 of Annex III; and (c) on or prior to March 31, 2006, the Existing Financial Information referred to in box 3 of Annex

III. The Borrower further agrees that the failure to satisfy the requirements of this Section 12 shall constitute an Event of Default under the Credit Agreement.”

3. Reservation of Rights. The Existing Amendment Default is not intended to be an exhaustive list of all Events of Default which have occurred and remain continuing or which may occur in the future. The Administrative Agent and the Lenders expressly reserve the right to declare additional Events of Default, at their own discretion but subject to the terms of the Credit Agreement, at such time as such additional Events of Default shall occur and be continuing. The waiver set forth in this Agreement is a one-time waiver only and shall relate solely to the matters referred to herein.

4. Representations and Warranties. Borrower makes the following representations and warranties to the Lenders as of the date hereof, which representations and warranties shall survive the execution, termination or expiration of this Agreement and shall continue in full force and effect until the full and final satisfaction and discharge of all Obligations:

4.1 Reaffirmation of Prior Representations and Warranties. Borrower hereby reaffirms and restates as of the date hereof, all of the representations and warranties made by Borrower in the Credit Agreement and the other Loan Documents, except to the extent such representations and warranties specifically relate to an earlier date.

4.2 No Default. After giving effect to this Agreement and the waiver set forth herein, no Event of Default has occurred and remains continuing under any of the Loan Documents.

4.3 Due Execution. The execution, delivery and performance of this Agreement and any instruments, documents or agreements executed in connection herewith are within the powers of Borrower, have been duly authorized by all necessary action, and do not contravene any law (except where such contravention would not reasonably be expected to have a Material Adverse Effect), the organizational documents of Borrower, or result in a breach of, or constitute a default under, any material contractual restriction, indenture, trust agreement or other instrument or agreement binding upon Borrower.

4.4 No Further Consent. The execution, delivery and performance of this Agreement and any documents or agreements executed in connection herewith do not require any consent or approval not previously obtained of any member, stockholder, beneficiary or creditor of Borrower.

4.5 Binding Agreement. This Agreement, and each of the other instruments, documents and agreements executed in connection herewith constitute the legal, valid and binding obligation of Borrower or any of its Subsidiaries and are enforceable against Borrower and such Subsidiaries in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws or equitable principles relating to or limiting creditors’ rights generally.

5. Additional Covenant. As consideration for the waivers set forth in this Agreement, on or prior to October 15, 2005 Borrower pay to the Administrative Agent, for the ratable benefit of the Lenders, in cash, $100,000, which amount shall immediately be applied to the outstanding principal balance of the Notes. The payments required by this Section 5 shall not postpone, reduce, amend or otherwise modify any Term Amortization Amount or Term Amortization Date until all Obligations under the Note, the Credit Agreement and the other Loan Documents shall have been fully performed and paid in full. Borrower hereby agrees that the failure to make the payment required by this Section 5 shall constitute an immediate Event of Default under the Credit Agreement without any further action by the Lenders or the Administrative Agent.

6. Conditions Precedent This Agreement and Lender’s agreements set forth herein shall become effective on such date as Borrower shall have delivered to the Administrative Agent, at Borrower’s sole cost and expense, each of the following documents, each of which shall be in form and substance satisfactory to the Lenders:

(a) this Agreement, duly executed by Borrower;

(b) the Consent of Guarantors and Security Parties, in the form attached hereto as Annex I, duly executed by each of the parties thereto; and

(c) the Certificate of Incumbency, in the form attached hereto as Annex II, duly executed by each of the parties listed thereon

7. Miscellaneous

7.1 No Third Parties. Except as specifically provided herein, no third party shall be benefited by any of the provisions of this Agreement; nor shall any such third party have the right to rely in any manner upon any of the terms hereof, and none of the covenants, representations, warranties or agreements herein contained shall run in favor of any third party.

7.2 Costs and Expenses. In addition to the obligations of Borrower under the Loan Documents, Borrower agrees to pay all costs and expenses (including without limitation reasonable attorneys’ fees) expended or incurred by the Lenders and the Administrative Agent in connection with the negotiation, documentation and preparation of this Agreement and any other documents executed in connection herewith, and in carrying out the terms of this Agreement, whether incurred before or after the effective date hereof.

7.3 Integration; Interpretation. The Loan Documents, including this Agreement and the documents, instruments and agreements executed in connection herewith, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations, discussions and correspondence. This Agreement shall amend and restate, in full, the Original Modification Agreement.

7.4 Counterparts and Execution. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

7.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

7.6 Non-Impairment of Loan Documents. This Agreement shall constitute a Loan Document as defined in the Credit Agreement. Except as expressly provided in this Agreement or in any other document, instrument or agreement executed by any Lender or the Administrative Agent, all provisions of the Loan Documents shall remain in full force and effect, and the Lenders and the Administrative Agent shall continue to have all its rights and remedies under each such Loan Document.

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first set forth above.

NEW HORIZONS WORLDWIDE, INC., a Delaware corporation

By:	/s/ Jeffrey S. Cartwright
	Name:	Jeffrey S. Cartwright
	Title:	Senior Vice President and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as the sole Lender

By:	/s/ Lawrence L. Mazo
	Name:	Lawrence L. Mazo
	Title:	Vice President

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